UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2020 (June 26, 2020)

L.B. Foster Company
(Exact name of registrant as specified in its charter)

Pennsylvania		000-10436	25-1324733
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

415 Holiday Drive, Suite 100,			15220
Pittsburgh,	Pennsylvania		(Zip Code)
(Address of principal executive offices)
(412)	928-3400
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01		FSTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 26, 2020, L.B. Foster Company (the “Company”), its domestic subsidiaries, and certain of its Canadian and United Kingdom subsidiaries (collectively, the “Borrowers”), entered into the First Amendment (the “First Amendment”) to its Third Amended and Restated Credit Agreement (the “Credit Agreement”) with PNC Bank, N.A., Bank of America, N.A., Wells Fargo Bank, National Association, Citizens Bank, N.A., and BMO Harris Bank, National Association. The First Amendment modifies the Credit Agreement, which had a maximum revolving credit line of $140,000,000 and provided for a $25,000,000 term loan of which $22,500,000 remained outstanding. The First Amendment provides for a reduction in the revolving credit facility to permit aggregate borrowings of the Borrowers up to $120,000,000 and repays and terminates the outstanding term loan by drawing funds on the revolving credit facility. The First Amendment provides additional $5,000,000 annual reductions to the revolving credit facility beginning on December 31, 2020 through the maturity of the facility.

Borrowings under the First Amendment bear interest at rates based upon either the base rate or Euro-rate plus applicable margins. The applicable margins have been adjusted as part of the First Amendment and are dictated by the ratio of the Company’s total net indebtedness to the Company’s Consolidated EBITDA for four trailing quarters, as defined in the Credit Agreement. The base rate is the highest of (a) the Overnight Bank Funding Rate plus 0.50%, (b) the Prime Rate, or (c) the Daily Euro-rate plus 1.00% (each as defined in the Credit Agreement) and an increase to the interest rate floor to 100 basis points. The base rate and Euro-rate spreads range from 1.00% to 2.00% and 2.00% to 3.00%, respectively.

The First Amendment further provides for modifications to the financial covenants as defined in the Credit Agreement. The First Amendment modifies three financial covenants in the Credit Agreement: (a) Maximum Gross Leverage Ratio, defined as the Company’s consolidated Indebtedness divided by the Company’s Consolidated EBITDA, which must not exceed, other than during a period of four consecutive fiscal quarters of the Company beginning with a fiscal quarter during which the Company consummates a permitted acquisition, and including such fiscal quarter and the immediately three succeeding fiscal quarters (the “Acquisition Period”), (i) 3.25 to 1.00 for the testing period ending June 30, 2020, 3.00 to 1.00 for the testing periods ending September 30, 2020 through March 31, 2022, and 2.75 to 1.00 for the testing periods June 30, 2022 and thereafter, and (ii) 3.50 to 1.00 for the testing period ending June 30, 2020, 3.25 to 1.00 for the testing periods ending September 30, 2020 through March 31, 2022, and 3.00 to 1.00 for the testing periods June 30, 2022 and thereafter occurring during an Acquisition Period; (b) Minimum Consolidated Fixed Charge Coverage Ratio, defined as the Company's Consolidated EBITDA divided by the Company's Fixed Charges, which must be a minimum of 1.00 to 1.00 for the testing period ending June 30, 2020, 1.05 to 1.00 for the testing periods ending September 30, 2020 through June 30, 2021, 1.15 to 1.00 for the testing periods ending September 30, 2021 through June 30, 2022, and 1.25 to 1.00 for the testing periods ending September 30, 2022 and thereafter; and (c) Minimum Working Capital to Revolving Facility Usage Ratio, defined as the sum of 50% of the inventory and 85% of the accounts receivable of the Borrowers and certain other Guarantors divided by the dollar equivalent sum of the outstanding revolving credit loans, the outstanding swing loans, and the letter of credit obligations (the “Revolving Facility Usage”), which must not be less than 1.50 to 1.00. In addition, the First Amendment modifies the definition of Consolidated EBITDA to allow for certain additional adjustments. The First Amendment also includes changes to the non-financial covenants as defined in the Credit Agreement by increasing the basket for dispositions from $25,000,000 to $40,000,000.

The description set forth above of the First Amendment is a summary only and is not complete, and is subject to and qualified in its entirety by reference to the complete test of the First Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

The First Amendment has been filed as an exhibit solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business, or operational information about the Company or any of its subsidiaries or affiliates or their assets. The representations, warranties, and covenants contained in the First Amendment are made solely for purposes of that agreement and are made as of their dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the First Amendment, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates or their assets. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the First Amendment, which subsequent information may or may not be fully reflected in public disclosures.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit Number	Description
10.1
Third Amended and Restated Credit Agreement dated April 30, 2019, between Registrant and PNC Bank, N.A., Bank of America, N.A., Wells Fargo Bank, National Association, Citizens Bank, N.A., and BMO Harris Bank, National Association.

*10.2
First Amendment dated June 26, 2020 to the Third Amended and Restated Credit Agreement dated April 30, 2019 between Registrant and PNC Bank, N.A., Bank of America, N.A., Wells Fargo Bank, National Association, Citizens Bank, N.A., and BMO Harris Bank, National Association.

*104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

*Exhibits marked with an asterisk are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.B. FOSTER COMPANY
(Registrant)

Date:	July 1, 2020	/s/ James P. Maloney
James P. Maloney
Senior Vice President and
Chief Financial Officer